SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 21, 2002

ALLIANT TECHSYSTEMS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10582	41-16726904
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5050 LINCOLN DRIVE
EDINA, MINNESOTA		55436-1097
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (952) 351-3000

[NOT APPLICABLE]
(Former name, former address and former fiscal year if changed from last report)

Item 5.  Other Events.

On March 19, 2002, the Board of Directors of the Registrant amended the provisions of the Registrant’s By-Laws relating to Place of Meetings, List of Stockholders Entitled to Vote, and Inspectors of Election by:

1.               amending in its entirety Article II, Section 1,

2.               amending in its entirety Article II, Section 8, and

3.               amending in its entirety Article II, Section 11.

A copy of the Registrant’s By-Laws, as so amended, is attached to this report as Exhibit 3(ii).

Item 7.  Financial Statements and Exhibits.

(a)        None.

(b)       None.

(c)        Exhibits.

Exhibit No.	Description of Exhibit
3(ii)	By-Laws of the Registrant as amended through March 19, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

Date: March 21, 2002
	By:	/s/ Perri A. Hite
	Name:	Perri A. Hite
	Title:	Secretary

ALLIANT TECHSYSTEMS INC.

FORM 8-K

EXHIBIT INDEX

The following exhibits are filed herewith electronically or incorporated herein by reference.  The applicable Securities and Exchange Commission File Number is 1-10582.

Exhibit Number	Description of Exhibit	Method of Filing
3(ii)	By-Laws of the Registrant as amended through March 19, 2002	Filed herewith electronically